[logo - American Funds®]

American Funds Insurance Series®
Prospectus Supplement

August 28, 2009

For the following prospectuses:

Class 1 shares dated May 1, 2009
Class 2 shares dated May 1, 2009
Class 3 shares dated May 1, 2009

1. The last sentence of the last paragraph in the “Investment adviser” subsection of the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

“There is no assurance that Capital Research and Management Company will incorporate its investment divisions or obtain shareholders’ approval to exercise any authority, if granted, under an exemptive order. Following is information about a meeting of shareholders scheduled for late 2009 to consider, among other items, approval of this arrangement.”

2. The “Management and organization” section of the prospectus is amended to include the following information immediately after the “Investment adviser” subsection:

“Shareholder meeting in late 2009
A shareholder meeting is scheduled for November 24, 2009. At the meeting, fund shareholders of record as of August 28, 2009 will be asked to vote on proposals to:

1.	Elect board members of American Funds Insurance Series (the “Series”).
2.	Approve the reorganization of the Series into a Delaware statutory trust.
3.	Approve updates to certain fundamental investment policies of the funds and eliminate certain other fundamental investment policies.
4.	Approve a policy allowing Capital Research and Management Company, which will continue to be the funds’ investment adviser, to appoint subsidiary advisers without additional shareholder approval.
5.	Approve amendments to the funds’ Investment Advisory and Service Agreement with Capital Research and Management Company.
6.	Approve a form of Subsidiary Agreement and the appointment of one or more subsidiary advisers for the funds.
7.	Approve changes to an investment policy of Global Discovery Fund (applies only to shareholders of Global Discovery Fund).

The Series’ board members have considered the proposals and recommend that the funds’ shareholders vote in favor of all of the proposals. If any of the proposals is approved by the shareholders, the Series’ board and Capital Research and Management Company will take steps to implement such proposal(s) in accordance with the Proxy Statement dated August 28, 2009, which contains details on all of the proposals. A copy of the Proxy Statement can be found at americanfunds.com/vote.”

Keep this supplement with your prospectus

Lit No. INAFBS-995-0809O   CGD/PDF/10060-S23476